UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 OTHER EVENTS

On May 31, 2007, Navistar International Corporation (the company) announced, in a news release, it expects to file its fiscal 2005 Form 10-K, which will include restated financial reporting for fiscal years 2003, 2004 and the first three quarters of 2005, within the next four months. Once the 2005 filing is complete, the company expects to complete and file Form 10-Ks for the fiscal years ending October 31, 2006 and 2007, by early next calendar year. The company’s wholly-owned finance subsidiary, Navistar Financial Corporation, also expects to file its annual reports on Form 10-K for fiscal years 2005, 2006 and 2007 within those same time periods. A copy of that news release with the complete announcement is attached as Exhibit 99.1 and is incorporated by reference herein.

Included in our May 31, 2007 announcement is an update regarding accounting matters previously disclosed in an April 2006 filing with the Securities and Exchange Commission. The company’s restatement review process has included the accounting and reporting for derivatives, restructuring related costs, post retirement benefits, the sale of receivables, acquisitions, income tax reserves and foreign currency matters related to its affiliates that operate outside of the United States.  Because the company’s review process is not yet complete, any assessment of the nature or scope of the financial impact is preliminary and subject to change.  The company intends to disclose the financial impact of the restatement on prior years when the information is definitive and audited.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(c)	Exhibits

	Exhibit No.	Description	Page

	99.1	Press Release Regarding Financial Restatement and Audit Progress	E-1

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006. It is likely that the process of restating the prior year financial statements will require changes to the company’s financial statements for 2005 and financial information for2005 and 2006 due to revised application of certain accounting principles and methodologies that individually or in the aggregate may be material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: June 6, 2007	/s/ William A. Caton
William A. Caton Executive Vice President and Chief Financial Officer